UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 22, 2020
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	GTES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2020, Gates Industrial Corporation plc (the “Company”) held its 2020 annual general meeting of shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on and approved each of the resolutions presented in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2020. The final number of votes cast for and against, and the final number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders were as follows:

Resolution 1: To elect seven director nominees:

Nominee	For	Against	Abstain	Broker Non-Votes
James W. Ireland, III	286,250,728	172,079	112,295	1,372,329
Ivo Jurek	285,648,691	774,532	111,879	1,372,329
Julia C. Kahr	272,425,019	13,990,416	119,667	1,372,329
Terry Klebe	286,241,624	173,370	120,108	1,372,329
Stephanie K. Mains	286,243,589	179,059	112,454	1,372,329
Wilson S. Neely	286,370,407	52,215	112,480	1,372,329
Neil P. Simpkins	272,400,642	14,022,394	112,066	1,372,329

Resolution 2: To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
286,016,539	382,213	136,350	1,372,329

Resolution 3: To approve, on an advisory basis, the Company’s directors’ remuneration report in accordance with the requirements of the United Kingdom (the “U.K.”) Companies Act 2006 (the “Companies Act”):

For	Against	Abstain	Broker Non-Votes
286,034,694	359,283	141,125	1,372,329

Resolution 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021:

For	Against	Abstain	Broker Non-Votes
287,764,727	22,908	119,796	0

Resolution 5: To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the Companies Act (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company’s shareholders):

For	Against	Abstain	Broker Non-Votes
287,760,779	26,855	119,797	0

Resolution 6: To authorize the Audit Committee of the board of directors of the Company to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
287,719,255	66,217	121,959	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
Date: June 23, 2020	By:	/s/ Ivo Jurek
		Name:	Ivo Jurek
		Title:	Chief Executive Officer